2                       0199378.01
                                      Portland Commercial Banking
                                      1300 SW Fifth Avenue
                                      PO Box 3131, MAC6101-133
                                      Portland, OR 97208-3131

WELLS
FARGO



                        February 17, 1999


Elmer's Restaurants, Inc.
11802 S.E. Stark Street
Portland, OR 97216

Dear Gentlemen:

     This letter is with respect to that certain credit accommodation (the "Loan") to be granted to Elmer's Restaurants, Inc. ("Borrower") by Wells Fargo Bank, National Association ("Bank"), as evidenced by and subject to the terms of a promissory note substantially in the form of Exhibit A attached hereto (the "Note"), all terms of which are incorporated herein by this reference.

     The initial rate of interest applicable to the Note shall be fixed on the date of disbursement at one and sixty-five hundredths percent (1.65%) above the Money Market Funds Rate in effect on said date. Further, the initial amount of each installment of principal and interest payable on the Note shall be set on the date of disbursement based on a 15 year amortization schedule.

     Borrower has executed the Note with the initial rate of interest and initial repayment schedule left blank. By signing below, Borrower hereby authorizes Bank to complete the Note on the date of disbursement by inserting the initial interest rate applicable to the Note and the initial amount of each installment of principal and interest due under the Note, all in accordance with the terms of this letter. Borrower further agrees that Bank's commitment to grant the Loan shall terminate on March 17, 1999.

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Elmer's Restaurants, Inc.
February 17, 1999
Page 2


     Bank shall send Borrower a copy of the completed Note as soon as possible after the date of disbursement.

                                   Sincerely,

                                   WELLS FARGO BANK,
                                     NATIONAL ASSOCIATION


                                   By:__/s/Steve Day____________
                                      Steve Day
                                      Vice President


     The undersigned, the Borrower named in the foregoing letter, hereby agrees to all provisions thereof and authorizes Bank to complete the Note in accordance with the terms set forth therein.


Acknowledged and agreed as of February 17, 1999:


ELMER'S RESTAURANTS, INC.


By:  __/s/Bruce N. Davis__
Title:  President

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